UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 28, 2009

Skilled Healthcare Group, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-33459	20-3934755
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

27442 Portola Parkway, Suite 200, Foothill Ranch, California		92610
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(949) 282-5800

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On April 28, 2009, Skilled Healthcare Group, Inc., a Delaware corporation (the "Registrant"), entered into the Second Amendment to Second Amended and Restated First Lien Credit Agreement, by and among the Registrant, the financial institutions party thereto (the "Revolving Lenders"), and Credit Suisse, Cayman Islands Branch, as administrative agent and collateral agent (the "Second Amendment"). The purpose of the Second Amendment was to extend the Revolving Loan Commitment Termination Date from June 15, 2010 to June 15, 2012 for certain of the Revolving Lenders identified therein as Extending Revolving Lenders.

In accordance with the terms of the Second Amendment, the Revolving Loan Commitment Amount under the Credit Agreement (defined below) equals $135 million in the aggregate until June 15, 2010 and $124 million in the aggregate until June 15, 2012.

The foregoing description is qualified in its entirety by reference to the full text of the Second Amendment, a copy of which is filed herewith as Exhibit 10.1 and incorporated herein by reference, the Second Amended and Restated First Lien Credit Agreement, dated as of December 27, 2005, by and among SHG Holding Solutions, Inc., Skilled Healthcare Group, Inc., the financial institutions party thereto, and Credit Suisse, Cayman Islands, as administrative agent and collateral agent (the "Credit Agreement"), and the First Amendment to Second Amended and Restated First Lien Credit Agreement, dated as of January 31, 2007, by and among Skilled Healthcare Group, Inc., SHG Holding Solutions, Inc., the financial institutions parties thereto, and Credit Suisse, Cayman Islands, as administrative agent and collateral agent (the "First Amendment"). The Credit Agreement is filed as Exhibit 10.4 to the Registrant’s Registration Statement on Form S-1 filed on October 10, 2006 and the First Amendment is filed as Exhibit 10.12 to the Registrant’s Registration Statement on Form S-1/A filed on April 23, 2007. Defined terms not otherwise described herein shall have the meanings ascribed to them in the Credit Agreement and the Second Amendment, as applicable.

A copy of the Company’s press release issued on April 29, 2009 announcing the extension of the Revolving Loan Commitment Termination Date is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

10.1 Second Amendment to Second Amended and Restated First Lien Credit Agreement, dated as of April 28, 2009, by and among Skilled Healthcare Group, Inc., the financial institutions party thereto, and Credit Suisse, Cayman Islands Branch, as administrative agent and collateral agent.

99.1 Press Release, dated April 29, 2009.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Skilled Healthcare Group, Inc.

May 1, 2009	By:	/s/ Roland G. Rapp

Name: Roland G. Rapp
Title: Executive Vice President, General Counsel, Secretary and Chief Administrative Officer

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Exhibit Index

Exhibit No.	Description

10.1	Second Amendment to Second Amended and Restated First Lien Credit Agreement, dated as of April 28, 2009, by and among Skilled Healthcare Group, Inc., the financial institutions party thereto, and Credit Suisse, Cayman Islands Branch, as administrative agent and collateral agent.
99.1	Press Release, dated April 29, 2009.